EXHIBIT 1

M&I Auto Loan Trust 2002-1
Monthly Servicing Report	Page 1

Distribution Date		September 22, 2003					Closing Date:	October 10, 2002
Collection Period Begin Date:		August 1, 2003			Previous Distribution Date:			August 20, 2003
Collection Period End Date:		August 31, 2003	Previous Collection Period End Date:					July 31, 2003

A. Initial Bond Characteristics				Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
I.	Class A-1 Notes			$133,000,000.00	1.770%	Actual/360	October 20, 2003	55255PAF7
ii	Class A-2 Notes			$122,000,000.00	1.950%	30/360	July 20, 2005	55255PAG5
iii	Class A-3 Notes			$190,000,000.00	2.490%	30/360	October 22, 2007	55255PAH3
iv	Class A-4 Notes			$68,187,500.00	3.040%	30/360	October 20, 2008	55255PAJ9
v	Class B Notes			$11,812,500.00	3.520%	30/360	September 21, 2009	55255PAK6

B. Bond Balances			Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
			08/20/2003	09/22/2003	08/20/2003	09/22/2003	08/20/2003	09/22/2003
I.	Class A-1 Notes		$0.00	$0.00	0.00%	0.00%	—	—
ii	Class A-2 Notes		$69,661,735.35	$52,013,021.06	57.10%	42.63%	—	—
iii	Class A-3 Notes		$190,000,000.00	$190,000,000.00	100.00%	100.00%	—	—
iv	Class A-4 Notes		$68,187,500.00	$68,187,500.00	100.00%	100.00%	—	—
v	Class B Notes		$11,812,500.00	$11,812,500.00	100.00%	100.00%	—	—

M&I Auto Loan Trust 2002-1
Monthly Servicing Report	Page 2

Distribution Date	September 22, 2003			Closing Date:	October 10, 2002
Collection Period Begin Date:	August 1, 2003			Previous Distribution Date:	August 20, 2003
Collection Period End Date:	August 31, 2003			Previous Collection Period End Date:	July 31, 2003

C. Reserve Account
I.	Initial Reserve Deposit		$2,431,305.00
ii	Reserve Account Deposits for Prefunding		—
iii	Beginning of Period Reserve Balance (Including Prefunding Deposits)		$2,624,940.86
iv	Specified Reserve Account Percent		0.50%	Of Aggregate Loans Purchased
v	Specified Reserve Account Floor		$0.00
vi	Specified Reserve Account Balance		$2,624,940.86
vii	Reserve Account Release		$0.00
viii	Reserve Account Draws		$0.00
ix	Reserve Account Deposits		$0.00
x	End of Period Reserve Balance		$2,624,940.86
xi	Outstanding Simple Interest Advances		$57,008.36

D. Pre-Funding Account
I	Pre-Funding Amount %		17.57%
ii	Pre-Funding Transfer Amount		$92,217,688.56
iii	Pre-Funding Account Balance		$0.00
iv	Investment Earnings and Income on funds in deposit in the Pre-Funding Account during the collection period		$0.00

E. Servicing
I	Servicing Fee Percentage	0.50%
ii	Beginning of Period Servicing Shortfall	0.00
iii	End of Period Servicing Shortfall	0.00

M&I Auto Loan Trust 2002-1
Monthly Servicing Report	Page 3

Distribution Date	September 22, 2003	Closing Date:	October 10, 2002
Collection Period Begin Date:	August 1, 2003	Previous Distribution Date:	August 20, 2003
Collection Period End Date:	August 31, 2003	Previous Collection Period End Date:	July 31, 2003

F. Portfolio Characteristics		Initial Balance	Prefunding	Adjusted Initial Balances	Balance as of		% of Adjusted Initial Balances as of
		10/04/2002	11/15/2002		07/31/2003	08/31/2003	07/31/2003	08/31/2003
I	Principal Balance	$432,770,483.68	$92,217,688.56	$524,988,172.24	$339,661,735.35	$322,013,021.06	64.70%	61.34%
ii	Number of Contracts	32,439	5,706	38,145	29,403	28,375	77.08%	74.39%
iii	Weighted Average Coupon (WAC)	7.32%	6.77%	7.22%	7.19%	7.19%
iv	Weighted Average Original Term	59.64	60.04	59.71	59.87	59.89
v	Weighted Average Remaining Term	50.24	58.22	51.64	43.54	42.68
vi	Weighted Average Seasoning	9.40	1.82	8.07	16.33	17.21

M&I Auto Loan Trust 2002-1 Monthly Servicing Report			Page 4

Distribution Date	September 22, 2003	Closing Date:	October 10, 2002
Collection Period Begin Date:	August 1, 2003	Previous Distribution Date:	August 20, 2003
Collection Period End Date:	August 31, 2003	Previous Collection Period End Date:	July 31, 2003

G.1 Portfolio Performance		# of Contracts		% of # of Contracts		Principal Balance		% of Principal Balance
		07/31/2003	08/31/2003	07/31/2003	08/31/2003	07/31/2003	08/31/2003	07/31/2003	08/31/2003
I	30-59 Days Delinquent	90	89	0.31%	0.31%	930,338.71	894,455.60	0.27%	0.28%
ii	60-89 Days Delinquent	24	32	0.08%	0.11%	215,116.74	333,926.73	0.06%	0.10%
iii	90-119 Days Delinquent	4	12	0.01%	0.04%	47,592.78	102,149.24	0.01%	0.03%
iv	120+ Days Delinquent	1	0	0.00%	0.00%	2,827.26	0.00	0.00%	0.00%
v	Repo in Inventory (Charged-Off)	20	16	0.07%	0.06%	245,396.66	176,162.54	0.07%	0.05%
vi	Repo in Inventory (Not Charged-Off)	9	15	0.03%	0.05%	100,137.79	198,988.81	0.03%	0.06%
vii	Gross Charge-Offs in Period	20	11	0.07%	0.04%	176,520.72	72,688.18	0.05%	0.02%

G.2 Ratios		Ratio
		06/30/2003	07/31/2003	08/31/2003	3 Month Average
I	Net Loss Ratio	0.33%	0.33%	-0.01%	0.22%
ii	Delinquency Ratio	0.08%	0.08%	0.14%	0.10%

H. Portfolio Charge-Offs		Dollar Amount		% of Original Balance
		07/31/2003	08/31/2003	07/31/2003	08/31/2003
I	Gross Charge-Offs in Period	$176,520.72	$72,688.18	0.034%	0.014%
ii	Cumulative Gross Charge-Offs	$993,393.12	$1,066,081.30	0.189%	0.203%
iii	Net Losses in Period	$96,429.29	$(2,303.88)	0.018%	0.000%
iv	Cumulative Net Losses	$722,398.41	$720,094.53	0.138%	0.137%

M&I Auto Loan Trust 2002-1 Monthly Servicing Report			Page 5

Distribution Date	September 22, 2003	Closing Date:	October 10, 2002
Collection Period Begin Date:	August 1, 2003	Previous Distribution Date:	August 20, 2003
Collection Period End Date:	August 31, 2003	Previous Collection Period End Date:	July 31, 2003

I. Pool Collections
I.	Borrower Interest Collections	1,957,467.23
ii	Borrower Principal Collections	17,566,832.61
iii	Net Liquidation Proceeds	9,193.50
iv	Recoveries	74,992.06
v.	Simple Interest Advance	57,008.36
vi.	Repurchase Amounts (Interest)	—
vii.	Repurchase Amounts (Principal)	—
viii.	Total Interest Collections	2,014,475.59
ix.	Total Principal Collections	17,651,018.17

J. Pool Balance Reconciliation
I.	Beginning Pool Balance	339,661,735.35
ii	Additional Fundings	—
iii	Pool Balance Reductions from Principal Collections	17,576,026.11
iv	Gross Charge-Offs in Period	$72,688.18
v	Ending Pool Balance	$322,013,021.06

K. Total Available
I.	Total Pool Collections		19,665,493.76
ii	Reinvestment Income from Reserve Account		$0.00
	Reserve Account Balance	$2,624,940.86
	Specified Reserve Account Amount	$2,624,940.86

iii	Reserve Account Release		$0.00
iv	Reserve Account Draw		0.00
v	Collected Funds		19,665,493.76

M&I Auto Loan Trust 2002-1
Monthly Servicing Report	Page 6

Distribution Date	September 22, 2003	Closing Date:	October 10, 2002
Collection Period Begin Date:	August 1, 2003	Previous Distribution Date:	August 20, 2003
Collection Period End Date:	August 31, 2003	Previous Collection Period End Date:	July 31, 2003

L. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Amount Paid
I	Reimbursement of Outstanding Simple Interest Advances	$0.00	$38,419.85	$19,665,493.76	$38,419.85
	Servicing Fee	$141,525.72
	Previous Servicing Fee Shortfall	$0.00

ii	Total Servicing Fee	$141,525.72	$141,525.72	$19,627,073.91	$141,525.72
iii	Class A Notes Interest Distribution		$680,191.99	$19,485,548.19	$680,191.99
iv	Class B Notes Interest Distribution	$0.00	$34,650.00	$18,805,356.20	$34,650.00
v	Reserve Fund Deposit	$0.00	$0.00	$18,770,706.20	$0.00
	a) Previous Class A-1 Notes	$0.00	$0.00	—	—
	b) Previous Note Balance – Pool Balance	$17,648,714.29	$0.00	—	—
	X.) MAX of a) and b)	$17,648,714.29	$0.00	—	—
vi	Regular Principal Distribution	$17,648,714.29	$17,648,714.29	$18,770,706.20	$17,648,714.29
vii	Release to Seller		$1,121,991.91	$1,121,991.91	$1,121,991.91

M&I Auto Loan Trust 2002-1
Monthly Servicing Report	Page 7

Distribution Date	September 22, 2003	Closing Date:	October 10, 2002
Collection Period Begin Date:	August 1, 2003	Previous Distribution Date:	August 20, 2003
Collection Period End Date:	August 31, 2003	Previous Collection Period End Date:	July 31, 2003

M. Bond Interest Distributions	Coupon	Number of Days in Pay Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$680,191.99	0.00	0.00	680,191.99	$680,191.99	0.00
Class A-1 Notes	1.770%	33	$0.00	0.00	0.00	0.00	$0.00	0.00
Class A-2 Notes	1.950%	30	$113,200.32	0.00	0.00	113,200.32	$113,200.32	0.00
Class A-3 Notes	2.490%	30	$394,250.00	0.00	0.00	394,250.00	$394,250.00	0.00
Class A-4 Notes	3.040%	30	$172,741.67	0.00	0.00	172,741.67	$172,741.67	0.00
Class B Notes	3.520%	30	$34,650.00	0.00	0.00	34,650.00	$34,650.00	0.00

N. Bond Principal Distributions
Priority Principal Distribution			—
Regular Principal Distribution			17,648,714.29

Total Principal Distribution			17,648,714.29
Class A-1 Notes Principal Distribution			0.00
Class A-2 Notes Principal Distribution			17,648,714.29
Class A-3 Notes Principal Distribution			0.00
Class A-4 Notes Principal Distribution			0.00
Class B Notes Principal Distribution			0.00

MONTHLY NOTEHOLDERS STATEMENT

M&I AUTO LOAN TRUST 2002-1

Class A1 1.77% Asset Backed Notes

Class A2 1.95% Asset Backed Notes

Class A3 2.49% Asset Backed Notes

Class A4 3.04% Asset Backed Notes

Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:	September 22, 2003
MONTHLY PERIOD:	August, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A.	Information Regarding the Current Monthly Distribution

1.	Notes
	(A)	The aggregate amount of the distribution with respect to:

		Class A-1 Notes	$0.00
		Class A-2 Notes	$17,761,914.61
		Class A-3 Notes	$394,250.00
		Class A-4 Notes	$172,741.67
		Class B Notes	$34,650.00

	(B)	The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

		Class A-1 Notes	$0.00
		Class A-2 Notes	$113,200.32
		Class A-3 Notes	$394,250.00
		Class A-4 Notes	$172,741.67
		Class B Notes	$34,650.00

	(C)	The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

		Class A-1 Notes	—
		Class A-2 Notes	17,648,714.29
		Class A-3 Notes	—
		Class A-4 Notes	—
		Class B Notes	—

MONTHLY NOTEHOLDERS STATEMENT

M&I AUTO LOAN TRUST 2002-1

Class A1 1.77% Asset Backed Notes

Class A2 1.95% Asset Backed Notes

Class A3 2.49% Asset Backed Notes

Class A4 3.04% Asset Backed Notes

Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:	September 22, 2003
MONTHLY PERIOD:	August, 2003

	(D)	The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

		Class A-1 Notes	—
		Class A-2 Notes	145.58946402
		Class A-3 Notes	2.07500000
		Class A-4 Notes	2.53333338
		Class B Notes	2.93333333

	(E)	The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

		Class A-1 Notes	—
		Class A-2 Notes	0.92787148
		Class A-3 Notes	2.07500000
		Class A-4 Notes	2.53333338
		Class B Notes	2.93333333

	(F)	The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

		Class A-1 Notes	—
		Class A-2 Notes	144.66159254
		Class A-3 Notes	—
		Class A-4 Notes	—
		Class B Notes	—

B.	INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.	Pool Balance and Note Principal Balance

	(A)	The Pool Balance at the close of business on the last day of the Monthly Period:	322,013,021.06

MONTHLY NOTEHOLDERS STATEMENT

M&I AUTO LOAN TRUST 2002-1

Class A1 1.77% Asset Backed Notes

Class A2 1.95% Asset Backed Notes

Class A3 2.49% Asset Backed Notes

Class A4 3.04% Asset Backed Notes

Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:	September 22, 2003
MONTHLY PERIOD:	August, 2003

	(B)	The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:

		Class A-1 Notes	—
		Class A-2 Notes	52,013,021.06
		Class A-3 Notes	190,000,000.00
		Class A-4 Notes	68,187,500.00
		Class B Notes	11,812,500.00

	(C)	The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

		Class A-1 Notes	—
		Class A-2 Notes	0.42633624
		Class A-3 Notes	1.00000000
		Class A-4 Notes	1.00000000
		Class B Notes	1.00000000

	(D)	The amount of aggregate Realized Losses for the preceding Monthly Period:	(2,303.88)

	(E)	The aggregate Purchase Amount for all Receivables that were repurchased in the Monthly Period:
2.	Servicing Fee
		The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period	$141,525.72

3.	Payment Shortfalls

	(A)	The amount of the Noteholders’ Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

		Class A-1 Notes	—
		Class A-2 Notes	—
		Class A-3 Notes	—
		Class A-4 Notes	—
		Class B Notes	—

MONTHLY NOTEHOLDERS STATEMENT

M&I AUTO LOAN TRUST 2002-1

Class A1 1.77% Asset Backed Notes

Class A2 1.95% Asset Backed Notes

Class A3 2.49% Asset Backed Notes

Class A4 3.04% Asset Backed Notes

Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:	September 22, 2003
MONTHLY PERIOD:	August, 2003

	(B)	The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph 3(A) above per $1,000 interest with respect to:

		Class A-1 Notes	—
		Class A-2 Notes	—
		Class A-3 Notes	—
		Class A-4 Notes	—
		Class B Notes	—
4
	(A)	The aggregate amount of collections by the Servicer during the preceding Monthly Period:	19,665,493.76

	(B)	The aggregate amount which was received by the Trust from the Servicer during the Monthly Period:	19,523,968.04

	(C)	The number of Receivables that are delinquent for:

		30-59 days	89
		60-89 days	32
		90 or more days	12
		Repossessed Autos in Inventory	31